                        U.S. Government Securities Fund(SM)

                                   Prospectus

         TABLE OF CONTENTS
-----------------------------------------------------
  1       Risk/Return Summary
-----------------------------------------------------
  4       Fees and Expenses of the Fund
-----------------------------------------------------
  5       Investment Objective, Strategies and Risks
-----------------------------------------------------
  7       Management and Organization
-----------------------------------------------------
  8       Shareholder Information
-----------------------------------------------------
  9       Choosing a Share Class
-----------------------------------------------------
11        Purchase and Exchange of Shares
-----------------------------------------------------
12        Sales Charges
-----------------------------------------------------
14        Sales Charge Reductions and Waivers
-----------------------------------------------------
15        Plans of Distribution
-----------------------------------------------------
16        How to Sell Shares
-----------------------------------------------------
17        Distributions and Taxes
-----------------------------------------------------
18        Financial Highlights
-----------------------------------------------------

                                 MARCH 15, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund seeks to provide you with a high level of current income as well as preserve your investment, by investing primarily in securities that are guaranteed by the United States Government. Securities in the fund will be rated AAA/Aaa.

 The fund is designed for investors seeking income and more price stability than stocks and lower quality fixed income securities, and capital preservation over the long term. An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad. While the fund invests in the highest quality debt securities, these securities may be affected by changing interest rates and prepayment risks. It is important to note that neither the fund nor its yield are guaranteed by the U.S. Government.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                    U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.


                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
 [bar chart]
 1991   14.16%
 1992    7.59%
 1993   10.44%
 1994   -4.65%
 1995   15.46%
 1996    2.82%
 1997    8.39%
 1998    7.87%
 1999   -1.59%
 2000   11.93%
 [end bar chart]




    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST                 5.16%  (quarter ended September 30, 1992)
        LOWEST                  -3.91%  (quarter ended March 31, 1994)

U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 Unlike the bar chart on the previous page, the table below reflects the fund's results with the maximum initial or deferred sales charge imposed, as required by Securities and Exchange Commission rules. Class A share results reflect the maximum initial sales charge of 3.75%. Sales charges are reduced for purchases of $100,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results for those classes are not available for the 2000 calendar year.

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                ONE YEAR   FIVE YEARS   TEN YEARS    LIFETIME
 Class A - began 10/17/85
 (with the maximum sales          7.69%       4.97%       6.64%        7.41%
 charge imposed)
 ------------------------------------------------------------------------------
 Lehman Brothers Govt/           12.29%       6.64%       7.88%        8.77%
 Mortgage-Backed Index/1/
 ------------------------------------------------------------------------------
 Lipper U.S. Govt Average/2/     11.77%       5.41%       7.01%        7.36%
 ------------------------------------------------------------------------------
 Lipper GNMA Average/3/          10.41%       5.90%       7.13%        7.89%
 ------------------------------------------------------------------------------
 Consumer Price Index/4/          3.39%       2.54%       2.66%        3.14%
 ------------------------------------------------------------------------------
 Class A 30-day yield:  5.35%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)
 ------------------------------------------------------------------------------

 1 The Lehman Brothers Government/Mortgage-Backed Securities Index represents a market-weighted index that includes U.S. Treasury and agency securities, as well as FNMAs, FHLMCs, and GNMAs. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper General U.S. Government Funds Average represents funds that invest at least 65% of their assets in U.S. Government and agencies issues. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges.
 3 The Lipper GNMA Funds Average represents funds that invest at least 65% of their assets in Government National Mortgage Association securities. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges.
 4 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

                                    U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A   CLASS B   CLASS C    CLASS F
 --------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a       3.75%/1/  none      none       none
 percentage of offering price)
 --------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested            none      none      none       none
 dividends
 --------------------------------------------------------------------------------------------
 Maximum deferred sales charge                        none/2/    5.00%/3/  1.00%/4/   none
 --------------------------------------------------------------------------------------------
 Redemption or exchange fees                           none      none      none       none
 --------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $100,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charges are reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           CLASS A  CLASS B/1/  CLASS C/2/   CLASS F/2/
 -------------------------------------------------------------------------------------------------------
 Management Fees                                            0.39%     0.39%       0.39%        0.39%
 -------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees/3/                0.29%     1.00%       1.00%        0.25%
 -------------------------------------------------------------------------------------------------------
 Other Expenses                                             0.17%     0.14%       0.23%        0.22%
 -------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                       0.85%     1.53%       1.62%        0.86%
 -------------------------------------------------------------------------------------------------------

 1 Annualized.
 2 Based on estimated amounts for the current fiscal year.
 3 Class A and F 12b-1 fees may not exceed 0.30% and 0.50%, respectively, of the class' average net assets annually.

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:

                                             ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
 Class A                                       $459               $636              $  829             $1,385
 ----------------------------------------------------------------------------------------------------------------------------------
 Class B - assuming redemption                 $656               $883              $1,034             $1,640
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming no redemption              $156               $483              $  834             $1,640
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming redemption                 $265               $511              $  881             $1,922
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming no redemption              $165               $511              $  881             $1,922
 -------------------------------------------------------------------------------------------------------------------
 Class F - excludes intermediary fees/*/       $ 88               $274              $  477             $1,061
 -------------------------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.

U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 The fund's investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital. It invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government. The fund may also invest in securities issued by U.S. governmental agencies or instrumentalities that are not guaranteed by the U.S. Government. In addition, the fund may invest a substantial portion of its assets in securities backed by pools of mortgages, also called "mortgage-backed securities." These securities will be rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or unrated but determined to be of equivalent quality.

 The value of certain debt securities held by the fund may be affected by changing interest rates and prepayment risks. For example, as with other debt securities, the value of U.S. Government securities generally will decline when interest rates rise and vice versa. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for such securities will fluctuate. Many types of debt securities, including mortgage-related securities, are subject to prepayment risk. For example, when interest rates fall, homeowners are more likely to refinance their home mortgages and "prepay" their principal earlier than expected. The fund must then reinvest the prepaid principal in new securities when interest rates on new mortgage investments are falling, thus reducing the fund's income.

 The fund may also hold cash, money market instruments or short-term debt securities. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                    U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results table shown on an earlier page, the table below reflects the fund's results calculated without a sales charge.


 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
                           ONE YEAR       FIVE YEARS       TEN YEARS        LIFETIME
 Class A - began
 10/17/85
 (with no sales charge      11.93%           5.78%           7.06%            7.68%
 imposed)
 ---------------------------------------------------------------------------------------
 Lehman Brothers Govt/
 Mortgage-Backed            12.29%           6.64%           7.88%            8.77%
 Index/1/
 ---------------------------------------------------------------------------------------
 Lipper U.S. Govt           11.77%           5.41%           7.01%            7.36%
 Average/2/
 ---------------------------------------------------------------------------------------
 Lipper GNMA Average/3/     10.41%           5.90%           7.13%            7.89%
 ---------------------------------------------------------------------------------------
 Consumer Price              3.39%           2.54%           2.66%            3.14%
 Index/4/
 ---------------------------------------------------------------------------------------
 Class A distribution rate/5/:  5.74%
 (For current distribution rate information, please call American FundsLine at
 1-800-325-3590.)
 ---------------------------------------------------------------------------------------


 1 The Lehman Brothers Government/Mortgage-Backed Securities Index represents a market-weighted index that includes U.S. Treasury and agency securities, as well as FNMAs, FHLMCs, and GNMAs. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper General U.S. Government Funds Average represents funds that invest at least 65% of their assets in U.S. Government and agencies issues. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges.
 3 The Lipper GNMA Funds Average represents funds that invest at least 65% of their assets in Government National Mortgage Association securities. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges.
 4 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
 5 The distribution rate represents actual distributions paid by the fund. It was calculated at net asset value by annualizing dividends paid by the fund over one month and dividing that number by the fund's average net asset value for the month.




  HOLDINGS BY TYPE OF INVESTMENT AS OF AUGUST 31, 2000

 [pie chart]
 U.S. Treasury Obligations 44%
 Federal Agency Obligations: Mortgage Pass-Throughs 40%
 Federal Agency Debentures 8%
 Collateralized Mortgage Obligations 4%
 Cash & Equivalents 4%
 [end pie chart]


  Because the fund is actively managed, its holdings will change from time to time.

U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for U.S. Government Securities Fund are:


 PORTFOLIO COUNSELOR/ FUND                     PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)       COUNSELOR SINCE   (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 -----------------------------------------------------------------------------------------------
 JOHN H. SMET                     1987         Senior Vice President, Capital Research and
 President and Trustee                         Management Company
                                               Investment professional since 1982 and with
                                               Capital Research and Management Company or
                                               affiliate since 1983
 -----------------------------------------------------------------------------------------------
 THOMAS H. HOGH                   1997         Vice President, Capital International Research
                                               Investment professional since 1987 and with
                                               Capital Research and Management Company or
                                               affiliate since 1990
 -----------------------------------------------------------------------------------------------
 JOHN W. RESSNER                  1990         Executive Vice President and Director, Capital
                                               Research Company
                                               Investment professional with Capital Research and
                                               Management Company or affiliate since 1988
 -----------------------------------------------------------------------------------------------

                                    U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773



 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.

U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . How long you expect to own the shares

 . How much you intend to invest

 . Total expenses associated with owning shares of each class

 . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 . Class B and C shares generally are not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans

 . Class F shares are generally only available to fee-based programs of investment firms and registered investment advisers that have special agreements with the fund's distributor

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

                                    U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        up to 3.75% (reduced or eliminated for purchases
                              of $100,000 or more)
  Contingent deferred sales   none (except on certain redemptions on purchases
  charge                      of $1 million or more bought without an initial
                              sales charge)
  12b-1 fees                  up to 0.30% annually
  Dividends                   higher than other classes due to lower annual
                              expenses
  Purchase maximum            none
  Conversion                  none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   starts at 5.00% and declines each year until it
  charge                      reaches 0% after six years
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $100,000
  Conversion                  automatic conversion to Class A shares after
                              eight years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   1.00% if shares are sold within one year after
  charge                      being purchased
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $500,000
  Conversion                  automatic conversion to Class F shares after ten
                              years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   none
  charge
  12b-1 fees                  currently 0.25% annually (may not exceed 0.50%
                              annually)
  Dividends                   higher than Class B and C shares due to lower
                              distribution fees, but typically lower than Class
                              A shares due to higher other expenses
  Purchase maximum            none
  Conversion                  none
 ------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000
 ------------------------------------------------------------------------

                                    U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $100,000               3.75%            3.90%            3.00%
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------


 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1%

U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

 CLASS B SHARES SOLD WITHIN YEAR       1    2    3    4    5     6
 --------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE      5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 See "Plans of Distribution" below for ongoing compensation paid to your dealer or financial adviser for all share classes.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences.

                                    U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

 . solely controlled business accounts.

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder.

 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of trustees. The plans provide for annual expenses of up to 0.30% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                    U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund declares dividends from net investment income daily and distributes the accrued dividends, which may fluctuate, to shareholders each month.
  Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.

                                    U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A and B shares. A similar table will be shown for Class C and F shares beginning with the fund's 2001 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                      Net gains/(losses) on
             Net asset                     securities                    Dividends
               value,        Net         (both realized      Total from  (from net     Net asset                   Net assets,
Year ended  beginning of  investment           and           investment  investment  value, end of                 end of year
August 31      period       income         unrealized)       operations   income)        year       Total return  (in millions)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS A:
   2000        $12.63       $.77/2/           $.09/2/           $.86       $(.73)       $12.76         7.04%         $1,083
   1999         13.39        .77              (.76)              .01        (.77)        12.63         (.01)          1,322
   1998         13.03        .83               .40              1.23        (.87)        13.39         9.70           1,210
   1997         12.78        .88               .25              1.13        (.88)        13.03         9.08           1,106
   1996         13.24        .93              (.49)              .44        (.90)        12.78         3.40           1,216
 CLASS B:
   2000         12.49        .50/2/            .07/2/            .57        (.30)        12.76         4.43               3

             Ratio of    Ratio of net
            expenses to   income to
Year ended  average net  average net      Portfolio
August 31     assets        assets      turnover rate
------------------------------------------------------
 CLASS A:
   2000         .85%        6.13%          63.18%/4/
   1999         .80         5.80           81.10
   1998         .79         6.24           81.99
   1997         .80         6.74           28.16
   1996         .81         7.04           40.01
 CLASS B:
   2000        1.53/3/      5.28/3/        63.18/4/


1 The years 1996 through 2000 represent, for Class A shares, fiscal years ended
 August 31. The period ended 2000 represents, for Class B shares, the 169-day period ended August 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized.

4 Represents portfolio turnover rate (equivalent for all share classes) for the fiscal year ended August 31, 2000.

U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                    U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                    U.S. GOVERNMENT SECURITIES FUND / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope
 Street, Los Angeles, California 90071.
 Investment Company File No. 811-4318
                                                       Printed on recycled paper
                                                                 GVT-010-0301/MC

                        U.S. GOVERNMENT SECURITIES FUND

                                     Part B
                      Statement of Additional Information

                                 March 15, 2001


This document is not a prospectus but should be read in conjunction with the current prospectus of U.S. Government Securities Fund (the "fund" or "GVT") dated March 15, 2001. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                         The American Funds Income Series
                         U.S. Government Securities Fund
                              Attention: Secretary
                              333 South Hope Street
                          Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        5
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        7
Fund Trustees and Other Officers. . . . . . . . . . . . . . . . . .        8
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       16
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       20
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       22
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       25
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       28
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Shareholder Account Services and Privileges . . . . . . . . . . . .       31
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       34
General Information . . . . . . . . . . . . . . . . . . . . . . . .       34
Class A Share Investment Results and Related Statistics . . . . . .       36
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       38
Financial Statements




                    U.S. Government Securities Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


U.S. GOVERNMENT SECURITIES

 .    The fund will invest at least 65% of its assets in securities guaranteed by the U.S. Government, its agencies or instrumentalities.
 .    The fund may also invest in securities sponsored by the U.S. Government but not guaranteed by the full faith and credit of the U.S. Government, cash and cash equivalents, short-term debt, and other mortgage-related securities.
 .    The fund will only purchase collateralized mortgage obligations (CMOs) or mortgage-backed bonds which are fully collateralized by securities issued by GNMA, FNMA or FHLMC and/or mortgages insured by GNMA.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


These securities will be rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investors Services, Inc. or unrated but determined to be of equivalent quality.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through


                    U.S. Government Securities Fund - Page 2 securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


The fund will only purchase CMOs or mortgage-backed bonds which are fully collateralized by securities issued by GNMA, FNMA or FHLMC and/or mortgages insured by GNMA.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


                    U.S. Government Securities Fund - Page 3

FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat "roll" transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into "roll" transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or


                    U.S. Government Securities Fund - Page 4 instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33-1/3% of the value of its total assets, measured at the time any such loan is made.


There is no current intent to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage


                    U.S. Government Securities Fund - Page 5 limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provided that the fund may not:


1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") if, immediately after and as a result of such investment, more than 5% of the value of the fund's total assets would be invested in securities of the issuer;

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. Government securities;

3.   Invest in companies for the purpose of exercising control or management;

4. Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

5. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

6. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by the fund would exceed 10% of the value of the fund's total assets;

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

8. Make loans, except that the fund may purchase readily marketable debt securities and invest in repurchase agreements and make loans of portfolio securities. The fund will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the fund, exceeds 10% of the value of its total assets;

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase


                    U.S. Government Securities Fund - Page 6 agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement;

13. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in warrants which are unattached to securities;

16.  Write, purchase or sell puts, calls or combinations thereof.

Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission. For purposes of Investment Restriction #6, the fund will not invest more than 15% of its net assets in illiquid securities.


                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 8, 1985.


All fund operations are supervised by the fund's Board of Trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Trustees and Trustee Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has four classes of shares - Class A, B, C and F. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Class A, B, C and F shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                    U.S. Government Securities Fund - Page 7

                           FUND TRUSTEES AND OFFICERS

                       Trustees and Trustee Compensation


                                                                                                AGGREGATE
                                                                                               COMPENSATION
                                                                                          (INCLUDING VOLUNTARILY
                                                                                                 DEFERRED
                                                                                             COMPENSATION/1/)
                                                                                              FROM THE FUND
                                 POSITION                                                   DURING FISCAL YEAR
                                   WITH             PRINCIPAL OCCUPATION(S) DURING                ENDED
   NAME, ADDRESS AND AGE        REGISTRANT                   PAST 5 YEARS                    AUGUST 31, 2000
------------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.         Trustee          Corporate Director and author; former            $3,097/3/
 6077 San Elijo, Box 2494                       United States Ambassador to Spain;
 Rancho Santa Fe, CA 92067                      former Vice Chairman of the Board,
 Age: 66                                        Knight-Ridder, Inc., former Chairman
                                                and Publisher, The Miami Herald
                                                               ----------------
------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie         Trustee          Private Investor.  Former President and          $3,658/3/
 P.O. Box 144                                   Chief Executive Officer, The Mission
 Palos Verdes Estates, CA                       Group (non-utility holding company,
 90274                                          subsidiary of Southern California
 Age: 67                                        Edison Company)
------------------------------------------------------------------------------------------------------------------
 Diane C. Creel                Trustee          CEO and President, The Earth Technology          $3,500/3/
 100 W. Broadway                                Corporation (international consulting
 Suite 5000                                     engineering)
 Long Beach, CA 90802
 Age: 52
------------------------------------------------------------------------------------------------------------------
 Martin Fenton                 Trustee          Managing Director, Senior Resource               $4,100/3/
 4660 La Jolla Village                          Group LLC (development and management
 Drive                                          of senior living communities)
 Suite 725
 San Diego, CA 92122
 Age: 65
------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller             Trustee          President, Fuller Consulting (financial          $3,731/3/
 4337 Marina City Drive                         management consulting firm)
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 54
------------------------------------------------------------------------------------------------------------------
 +* Abner D. Goldstine         Vice Chairman    Senior Vice President and Director,               none/4/
 Age: 71                       and Trustee      Capital Research and Management Company
                                                                                          ------------------------
------------------------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.        Chairman of      Executive Vice President and Director,            none/4/
 Age: 52                       the Board        Capital Research and Management Company
                                                                                          ------------------------
------------------------------------------------------------------------------------------
 Richard G. Newman             Trustee          Chairman and CEO, AECOM Technology               $4,131/3/
 3250 Wilshire Boulevard                        Corporation (architectural engineering)
 Los Angeles, CA 90010-1599
 Age: 66
------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez              Trustee          President, The Sanchez Family                    $ 3,333
 5234 Via San Delarro, #1                       Corporation dba McDonald's Restaurants
 Los Angeles, CA 90022                          (McDonald's licensee)
 Age: 57
------------------------------------------------------------------------------------------------------------------
 +* John H. Smet               President and    Senior Vice President, Capital Research           none/4/
 Age: 44                       Trustee          and Management Company
------------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM      TOTAL NUMBER
                                  ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND          BOARDS
                                   MANAGEMENT COMPANY          ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE     TRUSTEE
   NAME, ADDRESS AND AGE       YEAR ENDED AUGUST 31, 2000     SERVES/2/
--------------------------------------------------------------------------
 Richard G. Capen, Jr.                 $88,153/3/                 14
 6077 San Elijo, Box 2494
 Rancho Santa Fe, CA 92067
 Age: 66
--------------------------------------------------------------------------
 H. Frederick Christie                 $214,453/3/                19
 P.O. Box 144
 Palos Verdes Estates, CA
 90274
 Age: 67
--------------------------------------------------------------------------
 Diane C. Creel                        $42,320/3/                 12
 100 W. Broadway
 Suite 5000
 Long Beach, CA 90802
 Age: 52
--------------------------------------------------------------------------
 Martin Fenton                         $128,153/3/                16
 4660 La Jolla Village
 Drive
 Suite 725
 San Diego, CA 92122
 Age: 65
--------------------------------------------------------------------------
 Leonard R. Fuller                     $87,953/3/                 13
 4337 Marina City Drive
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 54
--------------------------------------------------------------------------
 +* Abner D. Goldstine                   none/4/                  12
 Age: 71
--------------------------------------------------------------------------
 +** Paul G. Haaga, Jr.                  none/4/                  15
 Age: 52
--------------------------------------------------------------------------
 Richard G. Newman                     $105,320/3/                13
 3250 Wilshire Boulevard
 Los Angeles, CA 90010-1599
 Age: 66
--------------------------------------------------------------------------
 Frank M. Sanchez                      $  43,953                  12
 5234 Via San Delarro, #1
 Los Angeles, CA 90022
 Age: 57
--------------------------------------------------------------------------
 +* John H. Smet                         none/4/                   2
 Age: 44
--------------------------------------------------------------------------




                    U.S. Government Securities Fund - Page 8

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.


                    U.S. Government Securities Fund - Page 9

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071

1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2000 fiscal year for participating Trustees is as follows: Richard G. Capen, Jr. ($2,485), H. Frederick Christie ($9,739), Diane C. Creel ($8,776), Martin Fenton, ($19,025), Leonard R. Fuller ($13,151) and Richard G. Newman ($46,355). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

4 Abner D. Goldstine, Paul G. Haaga, Jr. and John H. Smet are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                   U.S. Government Securities Fund - Page 10

                                 OTHER OFFICERS


                               POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Michael J. Downer       46   Vice President   Senior Vice President - Fund
333 South Hope Street                         Business Management Group,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Julie F. Williams       52   Secretary        Vice President - Fund Business
333 South Hope Street                         Management Group, Capital
Los Angeles, CA 90071                         Research and Management Company
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   38   Treasurer        Vice President - Fund Business
135 South State                               Management Group, Capital
College Blvd.                                 Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Kimberly S. Verdick     36   Assistant        Assistant Vice President - Fund
333 South Hope Street        Secretary        Business Management Group,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------



All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $2,500 to Trustees who are not affiliated with the Investment Adviser, plus $210 for each Board of Trustees meeting attended. In addition, various Trustees participate with directors and trustees of certain other funds in The American Funds Group in joint meetings of Contracts Committees, Audit Committees and Nominating Committees; total fees for attendance at these meetings, which are prorated among the participants in proportion to the number of funds represented, are $2,510 for each meeting of the Contracts Committee and $1,000 for each meeting of the Audit and Nominating Committees. No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of February 15, 2001 the officers and Trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and


                   U.S. Government Securities Fund - Page 11 retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until May 31, 2001, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative services; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.


The management fee is based on the following rates and month-end net asset levels:


                   U.S. Government Securities Fund - Page 12

                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.16                   3,000,000,000
------------------------------------------------------------------------------


The agreement also provides for fees based on monthly gross investment income at the following rates:


                            MONTHLY GROSS INVESTMENT

         INCOME              RATE IN EXCESS OF                UP TO
------------------------------------------------------------------------------
         3.00%                   $        0                 $3,333,333
------------------------------------------------------------------------------
         2.25                     3,333,333                  8,333,333
------------------------------------------------------------------------------
         2.00                     8,333,333
------------------------------------------------------------------------------


Assuming net assets of $1.1 billion and gross investment income levels of 6%, 7%, 8%, 9% and 10%, management fees would be 0.37%, 0.40%, 0.42%, 0.44% and
0.46%, respectively.


The Investment Adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees. For the fiscal years ended 2000, 1999, and 1998, the Investment Adviser received advisory fees of $4,622,000, $5,028,000, and $4,450,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser, relating to the fund's Class C and F shares, will continue in effect until May 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Trustees who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to


                   U.S. Government Securities Fund - Page 13 the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's Class C and F shares.
 Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The fund's Class C and F shares pay only those transfer agent fees that are attributed to accounts and activities generated by their respective share class. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's Class C and F shares.
 Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average net assets of the fund's Class C and F shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


Commissions retained by the Principal Underwriter on sales of Class A shares during the 2000 fiscal year amounted to $410,000 after an allowance of $1,620,000 to dealers. During the fiscal years ended 1999 and 1998, the Principal Underwriter retained $983,000 and $468,000, respectively, on sales of Class A shares after an allowance of $4,031,000 and $1,913,000 to dealers, respectively. Revenue retained and service fees received by the Principal Underwriter on sales of Class B shares during the 2000 fiscal year amounted to $21,000 after compensation of $137,000 to dealers.


                   U.S. Government Securities Fund - Page 14

As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


Under the Plans, the fund may annually expend (i) for Class A shares, up to 0.30% of its net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its net assets attributable to Class B shares, (iii) for Class C shares, 1.00% of its net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its net assets attributable to Class F shares, to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit.
 After five quarters these commissions are not recoverable.


For Class B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualfied dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F Plan for distribution-related expenses.


During the 2000 fiscal year, the fund paid or accrued $3,395,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares and $7,000 under the Plan for Class


                   U.S. Government Securities Fund - Page 15

B shares. As of August 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $573,000 and $2,000, respectively.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise


                   U.S. Government Securities Fund - Page 16 tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a straight-line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from its date of


                   U.S. Government Securities Fund - Page 17 issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


SHAREHOLDER TAXATION - In January of each year individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as


                   U.S. Government Securities Fund - Page 18 having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                   U.S. Government Securities Fund - Page 19

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------


The funds and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares may only be purchased through fee-based programs of investment firms and registered investment advisers who have special agreements with the fund's distributor. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase


                   U.S. Government Securities Fund - Page 20 pension and profit sharing plans. In addition, the state tax-exempt funds are only offered in certain states and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                  FUND      FUND      FUND       FUND
                                                 NUMBER    NUMBER    NUMBER     NUMBER
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/  . .      33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/(R)/ . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/  . . .      04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/  . . . .      01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/SM/ . . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . .      19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/  . .      39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.



                   U.S. Government Securities Fund - Page 21

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)

                                                                                       DEALER
                                                               SALES CHARGE AS       CONCESSION
                                                              PERCENTAGE OF THE:    AS PERCENTAGE
                                                              ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                        NET AMOUNT  OFFERING     OFFERING
                                                             -INVESTED-   PRICE         PRICE
------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                            6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                            5.26       5.00          4.25
$50,000 but less than $100,000. .                              4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                             3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                              3.63       3.50          2.75
$250,000 but less than $500,000 .                              2.56       2.50          2.00
$500,000 but less than $750,000 .                              2.04       2.00          1.60
$750,000 but less than $1 million                              1.52       1.50          1.20
$1 million or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE


                   U.S. Government Securities Fund - Page 22

IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation; and

(7)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.


Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


                   U.S. Government Securities Fund - Page 23

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



  CONTINGENT DEFERRED SALES CHARGE
     ON SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                 1                                    5.00%
                 2                                    4.00%
                 3                                    4.00%
                 4                                    3.00%
                 5                                    2.00%
                 6                                    1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


                   U.S. Government Securities Fund - Page 24

For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time.
     The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your


                   U.S. Government Securities Fund - Page 25 request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below), or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or

     . endowments or foundations established and controlled by you or your immediate family.


                   U.S. Government Securities Fund - Page 26

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, excluding individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A AND C SHARES - Any CDSC on Class A and C shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).


                   U.S. Government Securities Fund - Page 27

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information. An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in Class A shares at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to Class A share investments of $1 million or more (see "Dealers Commissions and Compensation" above).



                   U.S. Government Securities Fund - Page 28

                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter, the Transfer Agent or either of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter.


Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and


                   U.S. Government Securities Fund - Page 29

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Trustees.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     -
          Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.


                   U.S. Government Securities Fund - Page 30

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     -
          You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B, C or F shares of The Cash Management Trust.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A, B, C or F shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any CDSC on Class A or C shares will be credited to your account). In addition, proceeds from a redemption or a dividend or capital gain distribution of Class C shares may be reinvested in Class C shares. Redemption proceeds of shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


                   U.S. Government Securities Fund - Page 31

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


                   U.S. Government Securities Fund - Page 32

Exchanges of Class F shares generally may only be done through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" -- "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares"--"Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their


                   U.S. Government Securities Fund - Page 33 respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


No dealer concessions were paid on underwriting transactions in fiscal 2000 and dealer concessions paid on underwriting transactions for the fiscal years ended, August 31, 1999 and 1998, amounted to $56,000 and $8,000, respectively.


                   U.S. Government Securities Fund - Page 34

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $1,323,000 for Class A shares and $1,000 for Class B shares for the 2000 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Trustees.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


                   U.S. Government Securities Fund - Page 35

Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
     MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2000

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $12.76
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $13.26





            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 5.87% based on a 30-day (or one month) period ended August 31, 2000, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a = dividends and interest earned during the period.

                 b =expenses accrued for the period (net of reimbursements).

                 c =the average daily number of shares outstanding during the period that were entitled to receive dividends.

                 d =the maximum offering price per share on the last day of the period.


                   U.S. Government Securities Fund - Page 36

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended August 31, 2000 were 3.05%, 4.97% and 6.64%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended August 31, 2000 were 7.04%, 5.78% and 7.05%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C and F shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                   U.S. Government Securities Fund - Page 37

                                    APPENDIX
                    Description of Commercial Paper Ratings

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P ratings of commercial paper are graded into four categories ranging from "A"
---
for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                   U.S. Government Securities Fund - Page 38

The American Funds Income Series
U.S. Government Securities Fund
August 31, 2000
Portfolio Composition
[pie chart]
U.S. Treasuries Obligations                                                    44%
Federal Agency Obligations: Mortgate Pass-Throughs                             40%
Federal Agency Debentures                                                       8%
Collateralized Mortgage Obligations                                             3%
Collateralized Mortgage Obligations (Privately Originated)                      1%
Cash & Equivalents                                                              4%

                                                                              100%
[end pie chart]

The American Funds Income Series
U.S. Government Securities Fund

Investment Portfolio
August 31, 2000
                                                                                Principal       Market      Percent
                                                                                   Amount        Value       of Net
                                                                                     (000)        (000)      Assets
                                                                                 --------     --------     --------
U.S. Treasury Obligations  -  43.94%
5.75% November 2000                                                              $ 33,000     $ 32,949       43.94%
6.375% August 2002                                                                     350          351
11.625% November 2002                                                               17,500       19,417
7.25% May 2004                                                                       1,250        1,297
12.375% May 2004                                                                       245          295
0% November 2004                                                                    39,375       30,579
7.875% November 2004                                                                 3,655        3,897
11.625% November 2004                                                                6,240        7,505
7.50% February 2005                                                                  7,980        8,429
0% May 2006                                                                         71,240       50,777
6.50% October 2006                                                                  27,000       27,657
6.25% February 2007                                                                 16,000       16,223
6.625% May 2007                                                                     39,000       40,340
6.125% August 2007                                                                   8,550        8,618
5.50% February 2008                                                                  3,140        3,053
5.50% May 2009                                                                      23,225       22,579
10.375% November 2009                                                               14,750       16,953
10.375% November 2012                                                               31,000       38,531
12.00% August 2013                                                                  10,000       13,636
9.875% November 2015                                                                 2,345        3,253
8.75% May 2017                                                                       5,550        7,172
8.875% August 2017                                                                  63,750       83,392
8.875% February 2019                                                                   230          304
7.875% February 2021                                                                11,250       13,797
7.125% February 2023                                                                 8,375        9,612
0% November 2027                                                                     4,350          924
5.25% February 2029                                                                 16,800       15,473
                                                                                            ----------   ----------
                                                                                                477,013        43.94
                                                                                            ----------   ----------

Federal Agency Obligations:
Mortgage Pass-Throughs (1)  -  39.46%

Fannie Mae:
6.00% 2008                                                                           3,000        2,842
6.25% 2029                                                                           3,900        3,606
6.35% 2005                                                                           2,931        2,861
6.50% 2028                                                                             500          478
7.00% 2009 - 2028                                                                   10,433       10,294
7.50% 2039                                                                            8026         7929
8.00% 2005 - 2030                                                                   16,363       16,516
8.26% 2002(2)                                                                        2,645        2,666
8.50% 2007 - 2030                                                                    1,708        1,750
9.00% 2009 - 2023                                                                      946          977
9.50% 2011 - 2022                                                                      805          839
10.00% 2017 - 2021                                                                     420          445
11.00% 2010 - 2020                                                                   2,593        2,811
11.50% 2015 - 2020                                                                   2,015        2,204
12.00% 2015 - 2029                                                                   6,874        7,576
12.25% 2011 - 2013                                                                     305          336
12.50% 2012 - 2019                                                                   5,208        5,828
Federal Housing Administration/Veterans Affairs 12.50% 2029
12.75% 2012                                                                           -            -
13.00% 2028                                                                          2,478        2,783
13.25% 2011 - 2014                                                                     373          418
13.50% 2015                                                                          1,129        1,275
14.00% 2013 - 2014                                                                     411          474
15.00% 2013                                                                            762          888
Fannie Mae/Government National Mortgage Assn.: 15.00% 2013
15.50% 2012                                                                             10           11
16.00% 2012                                                                              8            9        6.98
Freddie Mac:
6.00% 2014                                                                           2,577        2,466
7.00% 2008                                                                             527          524
8.00% 2012                                                                           1,107        1,125
8.25% 2007                                                                             314          318
8.50% 2009 - 2021                                                                    3,935        4,031
8.75% 2008                                                                             284          289
9.00% 2010 - 2021                                                                    1,717        1,762
10.50% 2006 - 2016                                                                     215          231
10.75% 2010                                                                            112          118
11.00% 2015 - 2016                                                                     221          239
11.50% 2015                                                                            106          114
11.75% 2014                                                                            217          236
12.00% 2014 - 2017                                                                   3,380        3,708
12.25% 2015                                                                            225          246
12.50% 2015 - 2019                                                                   3,127        3,453
13.00% 2014 - 2015                                                                   2,040        2,293
13.50% 2018                                                                            100          113
13.75% 2014                                                                             12           14
14.00% 2011 - 2014                                                                     112          128
14.50% 2010 - 2011                                                                      54           62
14.75% 2010                                                                             47           53
15.00% 2011                                                                             21           24
15.50% 2011                                                                             12           13
16.00% 2012                                                                             18           21
16.25% 2011                                                                             62           71        2.00
Government National Mortgage Assn.:
5.50% 2013                                                                             999          939
6.00% 2008 - 2029                                                                   74,917       70,525
GNMA I POOL #781014 6.0% 04-15-29
6.50% 2014 - 2029                                                                   72,924       70,384
GNMA I POOL #486598 6.5% 10-15-28
GNMA I POOL #486873 6.5% 01-15-29
7.00% 2008 - 2029                                                                   57,244       56,236
7.50% 2009 - 2030                                                                   35,539       35,553
Goverment National Mortgage Assn.: 7.50% 2029
8.00% 2002 - 2030                                                                   56,567       57,566
GNMA I POOL #433770 8.0% 03-15-30
GNMA I POOL #505455 8.0% 03-15-30
8.50% 2020 - 2023                                                                    2,221        2,282
9.00% 2009 - 2022                                                                    7,811        8,117
9.50% 2009 - 2021                                                                    3,258        3,419
9.75% 2011 - 2012                                                                      943          991
10.00% 2016 - 2022                                                                  18,798       20,068
10.25% 2012                                                                             65           69
10.50% 2015 - 2019                                                                     963        1,043
11.00% 2013                                                                             87           95
11.25% 2001 - 2016                                                                   1,359        1,443
11.75% 2013 - 2015                                                                      24           25
12.25% 2013 - 2015                                                                     108          115
12.75% 2014 - 2015                                                                     157          167
13.00% 2011 - 2015                                                                     989        1,118
13.25% 2013 - 2015                                                                     167          178
13.50% 2013                                                                            166          190
14.00% 2014                                                                             93          106
14.50% 2012 - 2014                                                                     231          270
16.00% 2011 - 2012                                                                      19           23       30.48
                                                                                            ----------   ----------
                                                                                                428,390        39.46
                                                                                            ----------   ----------

Federal Agency Debentures - 8.32%
Federal Home Loan Bank Bonds:
5.625% 2001                                                                          3,500        3,473
7.125% 2005                                                                          6,500        6,613
5.80% 2008                                                                          30,825       28,768         3.58
Freddie Mac 5.75% 2008                                                               8,000        7,465          .69
Tennessee Valley Authority, Series G, 5.375% 2008                                   48,670       43,948         4.05
                                                                                            ----------   ----------
                                                                                                 90,267         8.32
                                                                                            ----------   ----------

Collateralized Mortgage
Obligations(1)  -  3.06%
Fannie Mae:
Series 91-50, Class H, 7.75% 2006                                                    1,220        1,226
Series 1997-M5, Class C, ACES, 6.74% 2007                                            5,000        4,844
Series 1998-M6, Class A2, ACES, 6.32% 2008                                           2,500        2,361
Trust 35, Class 2, 12.00% 2018                                                         200          225         2.81
Series 90-93, Class G, 5.50% 2020                                                    1,136        1,060
Series 1992-119, Class Z, 8.00% 2022                                                 4,477        4,464
Series 1994-4, Class ZA, 6.50% 2024                                                  5,761        5,335
Series 1997-M6, Class ZA, 6.85% 2026                                                12,274       10,989
Freddie Mac:
Series 83-A, Class 3, 11.875% 2013                                                      89           95
Series 83-B, Class 3, 12.50% 2013                                                      599          642          .25
Series 178, Class Z, 9.25% 2021                                                        997        1,030
Series 1567, Class A, 5.161% 2023(2)                                                 1,009          982
                                                                                            ----------   ----------
                                                                                                 33,253         3.06
                                                                                            ----------   ----------
Collateralized Mortgage Obligations
(Privately Originated)(1)(3) - 0.84%
Paine Webber CMO, Series O, Class 5, 9.50% 2019                                      1,915        2,003          .18
Ryland Acceptance Corp. Four, Series 88,                                             7,167        7,174          .66
Class E, 7.95% 2019
                                                                                            ----------   ----------
                                                                                                  9,177          .84
                                                                                            ----------   ----------

Development  Authorities  -  0.25%
International Bank for Reconstruction and                                            2,000        2,671          .25
Development 12.25% 2008
                                                                                            ----------   ----------


                                                                                            ----------   ----------
Total Bonds and Notes   (cost: $1,043,263,000)                                                1,040,771        95.87
                                                                                            ----------   ----------


Short-Term Securities

Federal Agency Discount Notes  -  4.23%

Federal Home Loan Bank due  9/01/00                                                 24,900       24,896         2.29
Federal Home Loan Bank due 9/06/00                                                  21,100       21,077         1.94
                                                                                            ----------   ----------
                                                                                                 45,973         4.23
                                                                                            ----------   ----------


                                                                                            ----------   ----------
Total Short-Term Securities   (cost: $45,973,000)                                                45,973         4.23
                                                                                            ----------   ----------
Total Investment Securities   (cost: $1,089,236,000)                                          1,086,744       100.10
Excess of payables over cash and receivables                                                     -1,071         -.10
                                                                                            ----------   ----------
Net Assets                                                                                   $1,085,673     100.00%
                                                                                            ----------   ----------

(1) Pass-through securities backed by a
pool of mortgages or other loans on
which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(2) Coupon rate may change periodically.
(3) Comprised of federal agency originated or guaranteed loans.
See Notes to Financial Statements

U.S. GOVERNMENT SECURITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2000                                          (dollars in      thousands)
Assets:
Investment securities at market
 (cost: $1,089,236)                                                          $1,086,744
Cash                                                                                117
Receivables for--
 Sales of investments                                           $10,805
 Sales of fund's shares                                           1,388
 Forward currency contracts - net                                     0
 Accrued interest                                                10,538
 Other                                                                4          22,735
                                                                              1,109,596
Liabilities:
Payables for--
 Purchases of investments                                        18,807
 Repurchases of fund's shares                                     2,005
 Forward currency contracts - net                                     0
 Dividends on fund's shares                                       1,992
 Management services                                                361
 Chase Manhattan Bank                                                 0
 Other expenses                                                     758          23,923
Net Assets at August  31, 2000                                               $1,085,673
 Unlimited shares authorized
Class A shares, $1.00 par value:
 Net assets                                                                  $1,082,620
 Shares outstanding                                                          84,861,308
 Net asset value per share                                                       $12.76
Class B shares, $1.00 par value:
 Net assets                                                                      $3,053
 Shares outstanding                                                             239,293
 Net asset value per share                                                       $12.76



STATEMENT OF OPERATIONS
for the year ended August 31, 2000                          (dollars in      thousands)
Investment Income:
Income:
 Interest                                                       $78,543
 Amortization                                                     3,529
 Other                                                               31         $82,103

Expenses:
 Management services fee                                          4,622
 Distribution expenses - Class A                                  3,395
 Distribution expenses - Class B                                      7
 Transfer agent fee - Class A                                     1,323
 Transfer agent fee - Class B                                         1
 Reports to shareholders                                             93
 Registration statement and prospectus                              130
 Postage, stationery and supplies                                   239
 Trustees' fees                                                      27
 Auditing and legal fees                                             59
 Custodian fee                                                       23
 Taxes other than federal income tax                                 37
 Other expenses                                                      45          10,001
Net investment income                                                            72,102
Realized Loss and Unrealized
Appreciation on Investments:
Net realized loss                                                               (34,097)
Net change in unrealized depreciation
 on investments                                                                  38,351
 Net realized loss and
  unrealized appreciation
  on investments                                                                  4,254
Net Increase in Net Assets Resulting
 from Operations                                                                $76,356









STATEMENT OF CHANGES IN NET ASSETS                          (dollars in      thousands)

                                                             Year ended       August 31
                                                                    2000            1999
Operations:
Net investment income                                          72102.00        77125.00
Net realized loss on investments                              (34097.00)       (1614.00)
Net unrealized appreciation (depreciation)
 on investments                                                38351.00       (77976.00)
 Net increase (decrease) in net assets
  resulting from operations                                    76356.00        (2465.00)
Dividends Paid to Shareholders:
Dividends from net investment income:
  Class A                                                     (68250.00)      (77414.00)
  Class B                                                        (35.00)              -
Total dividends                                               (68285.00)      (77414.00)

Capital Share Transactions:
 Proceeds from shares sold                                    306116.00       788396.00
 Proceeds from shares issued in reinvestment
  of net investment income dividends                           54239.00        61070.00
 Cost of shares repurchased                                  (604472.00)     (657673.00)
 Net (decrease) increase in net assets                       (244117.00)      191793.00
  resulting from capital share transactions
Total (Decrease) Increase in Net Assets                      (236046.00)      111914.00

Net Assets:
Beginning of year                                            1321719.00      1209805.00
End of year (including
 undistributed net investment
 income of: $4,993 and $1,176,
 respectively)                                               $1,085,673      $1,321,719

See Notes to Financial Statements

  Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company and has initially issued two series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of August 31, 2000, net unrealized depreciation on investments for book and federal income tax purposes aggregated $2,492,000, of which $16,626,000 related to appreciated securities and $19,118,000 related to depreciated securities. There was no difference between book and tax realized losses on securities transactions for the year ended August 31, 2000. During the year ended August 31, 2000, the fund realized, on a tax basis, a net capital loss of $34,097,000 on securities transactions. During the year ended August 31, 2000, a net capital loss totaling $3,462,000 expired. In addition, the fund has recognized, for tax purposes, capital losses totaling $4,005,000 which were realized during the period November 1, 1998 through August 31, 1999 and has deferred the recognition of capital losses totaling $32,439,000 which were realized during the period November 1, 1999 through August 31, 2000. The fund had available at August 31, 2000 a net capital loss carryforward totaling $65,491,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The cost of portfolio securities for book and federal income tax purposes was $1,089,236,000 at August 31, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $4,622,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC) with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees based on the following rates and month-end net asset levels:

                           Net Asset Level

Rate                       In Excess of               Up to

0.30%                      $0                         $60 million

0.21                       $60 million                $1 billion

0.18                       $1 billion                 $3 billion

0.16                       $3 billion


The agreement also provides for fees based on monthly gross investment income at the following rates:

                           Monthly Gross Investment Income

Rate                       In Excess of               Up to

3.00%                      $        0                 $3,333,333

2.25                        3,333,333                  8,333,333

2.00                        8,333,333


DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.30% of Class A average daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend 1.00% of Class B daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended August 31, 2000, distribution expenses under the Plans of Distribution for Class A and Class B shares were $3,395,000 and $7,000, respectively. As of August 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $573,000 and $2,000, respectively.

 American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $410,000 (after allowances to dealers) during the year ended August 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - A fee of $1,324,000 was incurred during the year ended August 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $100,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the trust and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities of $704,660,000 and $953,575,000, respectively, during the year ended August 31, 2000.

 As of August 31, 2000, net assets consisted of the following:
insert chart
see excel S:\Template\capitalshr transactions
Capital share transactions in the fund were as follows:

                                                          Year ended                           Year ended
                                                     August 31, 2000                      August 31, 1999
                                                        Amount (000)           Shares        Amount (000)           Shares
Class A Shares:
Sold                                                   $     302,736       24,095,858       $     788,396       59,582,486
Reinvested dividends                                          54,013        4,303,427              61,070        4,640,790
Repurchased                                                 (603,875)     (48,180,501)           (657,673)     (49,917,467)
Net (decrease) increase in Class A                          (247,126)     (19,781,216)            191,793       14,305,809
Class B Shares:*
Sold                                                           3,582          284,619                   -                -
Reinvested dividends                                              24            1,925                   -                -
Repurchased                                                     (597)         (47,251)                  -                -
Net increase in Class B                                        3,009          239,293                   -                -
Total net (decrease) increase in fund                  $    (244,117)     (19,541,923)      $     191,793       14,305,809


*Class B shares were not offered
 before March 15, 2000

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank.

The custodian fee of $23,000 was paid by these credits rather than in cash.

                                     (dollars in thousands)
Capital paid in on shares of benefici      $1,192,020
Undistributed net investment income             4,993
Accumulated net realized loss                (108,848)
Net unrealized depreciation                    (2,492)
Net assets                                 $1,085,673


Independent Auditors' Report

To the Board of Trustees and Shareholders of The American Funds Income Series-
U.S. Government Securities Fund:

 We have audited the accompanying statement of assets and liabilities of The American Funds Income Series -- U.S. Government Securities Fund (the "Fund"), including the schedule of portfolio investments as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through August 31, 2000 for Class B shares. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Income Series -- U.S. Government Securities Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through August 31, 2000 for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 2, 2000

Tax Information (unaudited)
Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 55% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT A CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.